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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 24, 2002
(Date of earliest event reported)

Commission File No. 333-74544





                    Bank of America Mortgage Securities, Inc.
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        Delaware                                         94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


         201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                   (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.    Other Events

                  Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
      (99)                                  Collateral Term Sheets,
                                            Computational Materials
                                            and Structural Term Sheets
                                            prepared by Banc of America
                                            Securities LLC in connection
                                            with Banc of America Mortgage
                                            Securities, Inc., Mortgage
                                            Pass-Through Certificates,
                                            Series 2002-G

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANK OF AMERICA MORTGAGE
                                         SECURITIES, INC.


June 24, 2002

                                         By:    /s/ Judy Lowman
                                                ----------------------------
                                                Judy Lowman
                                                Vice President

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                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------

   (99)                    Collateral Terms Sheets,                   P
                           Computational Materials
                           and Structural Term Sheets
                           prepared by Banc of America
                           Securities LLC in connection
                           with Banc of America Mortgage
                           Securities, Inc., Mortgage Pass-
                           Through Certificates, Series 2002-G